Exhibit 99.5(a)

                                                      DSS Direct Connect, L.L.C.

                                                            Financial Statements
       For the periods from inception (March 3, 1998) through September 30, 1998 and the period from October 1, 1998 through June 14, 1999

                                                      DSS Direct Connect, L.L.C.

================================================================================

                                                            Financial Statements

       For the periods from inception (March 3, 1998) through September 30, 1998 and the period from October 1, 1998 through June 14, 1999

                                                      DSS Direct Connect, L.L.C.

                                                                        Contents

================================================================================

                  Independent Auditor's Report...........................      1

                  Balance Sheets.........................................      2

                  Statements of Operations...............................      3

                  Statement of Shareholders' Deficit.....................      4

                  Statements of Cash Flows...............................      5

                  Notes to Financial Statements.......................... 6 - 10

Independent Auditors' Report

To The Shareholders of
DSS Direct Connect, L.L.C.

We have audited the accompanying balance sheets of DSS Direct Connect, L.L.C. ("the Company") as of June 14, 1999 and September 30, 1998 and the related statements of operations, shareholders' deficit, and cash flows for the periods from October 1, 1998 through June 14, 1999 and from inception (March 3, 1998) through September 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DSS Direct Connect, L.L.C. as of June 14, 1999 and September 30, 1998, and the results of its operations and its cash flows for the periods from October 1, 1998 through June 14, 1999 and from inception (March 3, 1998) through September 30, 1998, in conformity with generally accepted accounting principles.

BDO Seidman, LLP
Seattle, Washington

January 11, 2000

                                                      DSS Direct Connect, L.L.C.

                                                                  Balance Sheets

================================================================================

                                                                    June 14,      September 30,
                                                                      1999             1998
==============================================================================================
ASSETS

Current Assets
  Cash                                                            $     2,728      $        --
  Accounts receivable                                                  32,545            7,250
  Prepaid and other assets                                              4,600            6,263
  Inventory                                                            54,345           20,881
----------------------------------------------------------------------------------------------
Total Current Assets                                                   94,218           34,394
----------------------------------------------------------------------------------------------

Security Deposits                                                       2,087            2,500

Furniture and Equipment, net of accumulated depreciation of
  $11,320 and $4,000                                                  149,198           40,693
----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                      $   245,503      $    77,587
==============================================================================================

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities
  Checks issued in excess of deposits                             $        --      $    22,639
  Accounts payable                                                     57,483           51,346
  Accrued liabilities                                                 492,756          161,415
  Current portion of long-term debt                                   365,000               --
  Current portion of long-term debt to related party                  450,000          245,000
----------------------------------------------------------------------------------------------
Total Current Liabilities                                           1,365,239          480,400
----------------------------------------------------------------------------------------------
LONG-TERM DEBT TO RELATED PARTY, less current portion                 300,000          300,000
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   1,665,239          780,400
----------------------------------------------------------------------------------------------

SHAREHOLDERS' DEFICIT
  Common stock, $1 par value; 10,000 shares authorized, 5,000
    issued and outstanding                                              5,000            5,000
  Accumulated deficit                                              (1,424,736)        (707,813)
----------------------------------------------------------------------------------------------
Total Shareholders' Deficit                                        (1,419,736)        (702,813)
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                       $   245,503      $    77,587
==============================================================================================

                                 See accompanying notes to financial statements.

                                                      DSS Direct Connect, L.L.C.

                                                        Statements of Operations

================================================================================


                                              October 1, 1998   From inception
                                                  through      (March 3, 1998)
                                               June 14, 1999  September 30, 1998
================================================================================

REVENUES                                       $   861,367       $   114,803

COST OF SALES                                      517,251            83,992
--------------------------------------------------------------------------------

Gross Profit                                       344,116            30,811
--------------------------------------------------------------------------------

OPERATING EXPENSES
  Selling Expenses                                 204,583            37,247
  General and administrative                       836,824           701,569
--------------------------------------------------------------------------------

Total Operating Expenses                         1,041,407           738,816
--------------------------------------------------------------------------------

Loss from Operations                              (697,291)         (708,005)
--------------------------------------------------------------------------------

OTHER INCOME (EXPENSE)
  Interest income                                       --                92
  Other income (expense)                           (19,632)              100
--------------------------------------------------------------------------------

Total Other Income (Expense)                       (19,632)              192
--------------------------------------------------------------------------------

Net Loss                                       $  (716,923)      $  (707,813)
================================================================================

Net Loss per Share - Basic and Diluted         $   (143.38)      $   (141.56)
================================================================================
                                 See accompanying notes to financial statements.

                                                      DSS Direct Connect, L.L.C.

                                              Statement of Shareholders' Deficit

================================================================================

                                         Common Stock
                                     --------------------         Paid In      Accumulated
                                     Shares        Amount         Capital        Deficit           Total
============================================================================================================
Issuance of common stock
  for cash                            5,000     $     5,000     $       --     $        --      $     5,000

Net loss                                 --              --             --        (707,813)        (707,813)
------------------------------------------------------------------------------------------------------------

Balance, September 30, 1998           5,000           5,000             --        (707,813)        (702,813)

Net loss                                 --              --             --        (716,923)        (716,923)
------------------------------------------------------------------------------------------------------------

Balance, June 14, 1999                5,000     $     5,000     $       --     $(1,424,736)     $(1,419,736)
============================================================================================================

                                 See accompanying notes to financial statements.

                                                      DSS Direct Connect, L.L.C.

                                                        Statements of Cash Flows

================================================================================

INCREASE (DECREASE) IN CASH

                                                                           From inception
                                                          October 1, 1998  (March 3, 1998)
                                                              through       September 30,
                                                           June 14, 1999         1998
==========================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                  $(716,923)         $(707,813)
  Adjustments to reconcile net loss to net cash used in
   operating activities:
      Depreciation                                              7,320              4,000
  Changes in assets and liabilities:
      Accounts receivable                                     (25,295)            (7,250)
      Inventory                                               (33,464)           (20,881)
      Prepaid and other assets                                  1,663             (6,263)
      Security deposits                                           413             (2,500)
      Checks issued in excess of deposits                     (22,639)            22,639
      Accounts payable                                          6,137             51,346
      Accrued liabilities                                     331,341            161,415
------------------------------------------------------------------------------------------

Net Cash Used in Operating Activities                        (451,447)          (505,307)
------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Payments for acquisition of furniture and equipment        (115,825)           (44,693)
------------------------------------------------------------------------------------------
Net Cash Used in Investing Activities                        (115,825)           (44,693)
------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable                                 570,000            545,000
  Proceeds from issuance of common stock                           --              5,000
------------------------------------------------------------------------------------------

Net Cash Provided by Financing Activities                     570,000            550,000
------------------------------------------------------------------------------------------

Net Increase (Decrease) in Cash                                 2,728                 --

Cash, beginning of period                                          --                 --
------------------------------------------------------------------------------------------

Cash, end of period                                         $   2,728          $      --
==========================================================================================

SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid with cash                                   $   5,614          $      --
==========================================================================================

                                 See accompanying notes to financial statements.

                                                      DSS Direct Connect, L.L.C.

                                                   Notes to Financial Statements

================================================================================

NOTE 1:                     Description of Business - DSS Direct Connect, L.L.C.
Description of Business     ("DSS" or the "Company") was formed on March 3, 1998
and Summary of              for the purpose of selling and installing direct
Significant Accounting      broadcast satellite system receivers, on behalf of
Policies                    DirecTV, to end users. The Company obtained a
                            non-exclusive license to sell these systems to single family users in specified markets or cities in Arizona, California, Illinois, Nevada, Oregon,
                            Texas and Washington. The Company is currently operating in Washington and Illinois.

                            The licensing agreement began on April 1, 1998 and has an initial term of 5 years. Within three months of the expiration of the agreement, either party may notify the other of its desire to continue the agreement beyond the initial term. Terms of any extension will be negotiated by the parties at that time.

                            Inventory - Inventories are valued at the lower of cost or market, which approximates the first-in, first-out method.

                            Furniture and Equipment- Furniture and equipment are stated at cost. Depreciation is computed for financial reporting purposes using the straight-line method over estimated useful lives of primarily 3 to 7 years. Replacements and improvements that significantly extend asset lives are capitalized. Leasehold improvements are amortized over 5 years using the straight-line method. Maintenance and repairs are charged to expense as incurred.

                            Revenue Recognition - The Company recognizes revenue when a receiver system is sold to the consumer. The Company also receives a commission when the consumer opens a new account with DirecTV, which is recognized as revenue when received from DirecTV, as the Company's earning process is completed at that time.

                            If the consumer does not fulfill their obligations under the equipment purchase and subscription agreements, the Company will be charged back by DirecTV and the consumer is required to reimburse the Company for any amounts charged back related to their account.

                            An allowance for potentially uncollectible charge backs has been provided based on the Company's past history.

                                                      DSS Direct Connect, L.L.C.

                                                   Notes to Financial Statements

================================================================================

NOTE 1:
Description of Business     Income Taxes - The Company accounts for income taxes
and Summary of              in accordance with the provisions of Statement of
Significant                 Financial Accounting Standards No. 109, "Accounting
Accounting Policies         for Income Taxes," ("SFAS 109"). SFAS 109 requires
(continued)                 the recognition of deferred tax assets and
                            liabilities for the expected future income tax consequences of events that have been recognized in a company's financial statements or tax return.
                            Under this method, deferred tax assets and liabilities are determined based on the temporary differences between the financial statement carrying amounts and their tax basis using enacted tax rates in effect in the years in which the temporary differences are expected to reverse. Valuation allowances are provided when management determines that the realization of deferred tax assets fails to meet the more likely than not standard imposed by SFAS 109.

                            Advertising Expense - The cost of advertising is expensed as incurred. The Company incurred $89,775 and $10,082 in advertising costs during the periods ended June 14, 1999 and September 30, 1998, respectively.

                            Concentration of Credit Risk and Financial
                            Instruments - The Company buys its product from local and national companies and distributors throughout the United States and internationally. Net purchases from the Company's two largest vendors represented 99% and 99% of net purchases during the 37 weeks ended June 14, 1999, and from inception (March 3, 1998) to September 30, 1998, respectively.

                            Use of Estimates - The Company's financial statements are prepared in conformity with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from the estimates.

                            Loss per Share - SFAS 128, issued in February 1997, requires presentation of basic and diluted earnings per share. Basis earnings per share are computed by dividing net income by the weighted average number of common shares outstanding.

                            The Company has no common stock equivalents or options outstanding at June 14, 1999 and September 30, 1998.

                                                      DSS Direct Connect, L.L.C.

                                                   Notes to Financial Statements

================================================================================

NOTE 1:                   Recent Accounting Pronouncements - New accounting
Description of Business   pronouncements having relative applicability to the
and Summary of            Company include SFAS 130, " Reporting Comprehensive
Significant               Income", SFAS 131, "Disclosures about Segments of an
Accounting Policies       Enterprise and Related Information", SFAS 133,
(continued)               "Accounting for Derivative Instruments and Hedging
                          Activities", SFAS 137, "Accounting for Derivative
                          Instruments and Hedging Activities - Deferral of the
                          Effective Date of FASB Statement 133 (an amendment of FASB Statement 133). Adoption of these statements did not impact the Company's financial position, results of operations or cash flows and any effect was limited to the form and content of its disclosures.

NOTE 2:                   Furniture and Equipment is comprised of the following:
Furniture and
Equipment                                                June 14,  September 30,
                                                           1999        1998
                          ------------------------------------------------------

                          Computer and equipment        $  78,489   $ 16,389
                          Equipment                         7,012      3,587
                          Furniture and Fixtures           41,965      6,665
                          Leasehold improvements           33,052     18,052
                          ------------------------------------------------------

                                                          160,518     44,693

                          Accumulated depreciation        (11,320)    (4,000)
                          ------------------------------------------------------

                          Furniture and Equipment, net  $ 149,198   $ 40,693
                          ======================================================

NOTE 3:                   As of June 14, 1999 and September 30, 1998, the
Income Taxes              Company had net deferred tax assets of approximately
                          $243,000 and $240,000 primarily due to loss carry forwards, which begin to expire in 2018. A 100% valuation allowance has been recorded against these deferred tax assets as management has yet to establish that their recovery is more likely than not.

                                                      DSS Direct Connect, L.L.C.

                                                   Notes to Financial Statements

================================================================================

NOTE 4:
Notes Payable
                                                                                    June 14,     September 30,
                                                                                      1999           1998
                          ====================================================================================
                          Subordinated notes payable to a related company,
                           interest at 8%, due March 27, 2001, payable at
                           maturity.                                               $  300,000     $  300,000

                          Note payable to Shareholder, interest at 15%, due
                           September 27, 1999, payable at maturity.                   100,000        100,000

                          Note payable to Shareholder, interest at 15%, due
                           September 27, 1999, payable at maturity.                   145,000        145,000

                          Note payable to Shareholder, interest at 15%, due
                           September 27, 1999, payable at maturity.                   120,000             --

                          Note payable to Shareholder, interest at 10%, due
                           September 27, 1999, payable at maturity.                   200,000             --

                          Note payable to Shareholder, interest at 10%, due
                           September 27, 1999, payable at maturity.                   250,000             --
                          ------------------------------------------------------------------------------------
                          Total Long-Term Obligations                               1,115,000        545,000

                          Current portion                                             815,000        245,000
                          ------------------------------------------------------------------------------------

                          Long-term obligations, less current portion              $  300,000     $  300,000
                          ====================================================================================

                          All the notes payable to shareholder disclosed above were repaid on or shortly after June 15, 1999.

NOTE 5:                   The Company conducts its business operations from
Operating Leases          facilities that are leased under agreements which
                          expire at various dates. The Company also pays a pro rata portion of all common area charges including property taxes, insurance, and maintenance charges.
                          Annual minimum rental commitments under operating leases that have initial or remaining non-cancelable lease terms are as follows:

                                                                      Operating
                          Year ending September 30,                    Leases
                          ------------------------------------------------------

                                2000                                $   395,320
                                2001                                    367,792
                                2002                                    369,914
                                2003                                    372,098
                                2004                                    361,140
                          ------------------------------------------------------

                                Future net minimum payments         $ 1,866,264
                          ======================================================

NOTE 5:                     Rent expense under operating leases was
Operating Leases            approximately $44,000 and $10,500 for the period
(continued)                 from October 1, 1998 through June 14, 1999 and from
                            inception (March 3, 1998) to September 30, 1998, respectively. Significant increases in future rent expense are expected due to new facilities being leased to allow the Company to expand its operations.

NOTE 6:                     Certain operating expenses are paid by related
Related Party               parties, which in turn are reimbursed by the
Transactions                Company. For the period ended June 14, 1999 these
                            expenses were $112,967.

                            The Company paid key employees under consulting agreements during the period ended June 14, 1999 and September 30, 1998. The expense of these agreements totaled $205,000 and $56,250, respectively. The consulting agreements terminated on June 14, 1999.

NOTE 7:                     On June 15, 1999, DSS entered into an equity
Subsequent Events           purchase agreement with Transmedia Europe, Inc. and
                            Transmedia Asia, Inc. (collectively "Transmedia
                            Group") to sell and transfer all of the outstanding equity of the Company in exchange for common stock of Transmedia Group. Additionally Transmedia Group agreed to provide additional working capital up to $3 million in the form of cash and assumption of certain liabilities.

NOTE 8:                     Like other companies, DSS Direct Connect, L.L.C.
Year 2000                   could be adversely affected if the computer systems
(Unaudited)                 its suppliers or customers use do not properly
                            process and calculate date-related information and data from the period surrounding and including
                            January 1, 2000. This is commonly known as the "Year
                            2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment, elevators, etc. While the Company's project to assess and correct Y2K related issues regarding the year 2000 has been completed, and the Company has not experienced any significant Y2K related events, interactions with other companies' systems make it difficult to conclude there will not be future effects. Consequently, at this time, management cannot provide assurances that the Year
                            2000 issue will not have an impact on the Company's operations.

                             Transmedia Europe, Inc.

                         Pro-forma Financial Information

Transmedia Europe, Inc
Pro-forma Consolidated Statement of Operations
6 Months ended March 31, 1999

                                             Company               DBS                                 Pro-Forma
                                        6 mths ended      6 mths ended                                    6 mths
                                           March 31,         March 31,                                     ended
                                                1999              1999         Pro-forma               March 31,
                                                                             Adjustments    Note            1999
Revenues                                $  5,060,301      $    514,495      $         --            $  5,574,796
                                        ------------      ------------      ------------            ------------

Cost of revenues                          (3,073,315)         (133,466)               --              (3,206,781)
                                        ------------      ------------      ------------            ------------
Gross profit                               1,986,986           381,029                --               2,368,015

Selling, general and
administrative expenses                   (4,014,612)         (888,733)         (337,434)     3       (5,240,779)
                                        ------------      ------------      ------------            ------------
Loss from operations                      (2,027,626)         (507,704)         (337,434)             (2,872,764)

Share of losses from affiliated
companies                                       (275)               --                --                    (275)

Interest expense                            (323,549)               --                --                (323,549)

Interest income                                6,353                --                --                   6,353
                                        ------------      ------------      ------------            ------------
Loss before tax                           (2,345,097)         (507,704)         (337,434)             (3,190,235)

Income tax                                        --                --                --                      --

Minority interest                           (103,464)               --           253,852      4          150,388

Preferred share dividend                     (67,210)               --                --                 (67,210)
                                        ------------      ------------      ------------            ------------
Net loss                                  (2,515,771)         (507,704)          (83,582)             (3,107,057)
                                        ============      ============      ============            ============

Net loss per common share                      (0.12)               --                --                   (0.13)

Weighted average number of common
shares outstanding                        19,877,112         4,589,732                --      6       24,751,742

Transmedia Europe, Inc
Pro-forma Consolidated Statement of Operations
For the year ended September 30, 1998

                                                   DBS 7mths
                                                        from
                                   Company         inception
                                Year ended                to                                  Pro-Forma
                                 September         September                                 Year ended
                                  31, 1998          30, 1998         Pro-forma                September
                                 (audited)          (audited)      Adjustments   Note          31, 1998
Revenues                      $ 10,568,531      $    114,803      $         --             $ 10,683,334

Cost of revenues                (5,680,316)          (83,992)               --               (5,764,308)
                              ------------      ------------      ------------             ------------
Gross profit                     4,888,215            30,811                --                4,919,026

Selling, general and
administrative expenses        (12,660,826)         (738,816)         (390,130)    3        (13,789,772)
                              ------------      ------------      ------------             ------------
Loss from operations            (7,772,611)         (708,005)         (390,130)              (8,870,746)

Share of losses from
affiliated companies               (59,170)               --                --                  (59,170)

Interest expense                  (295,257)               --                --                 (295,257)

Interest income                     33,334               192                --                   33,526
                              ------------      ------------      ------------             ------------
Loss before tax                 (8,093,704)         (707,813)         (390,130)              (9,191,647)

Income tax                          35,802                --                --                   35,802

Minority interest                  362,580                --           353,907     4            716,487

Preferred share dividend          (134,420)               --                --                 (134,420)
                              ------------      ------------      ------------             ------------
Net loss                        (7,829,742)         (707,813)          (36,223)              (8,573,778)
                              ============      ============      ============             ============

Net loss per common share            (0.47)               --                --                    (0.45)

Weighted average number of
common shares outstanding       16,548,416         2,653,242                --     6         19,201,658

Transmedia Europe, Inc
Pro-forma Consolidated Balance Sheet
As of March 31, 1999

                                      Company            DBS
                                    March 31,       March 31,                               Pro-Forma
                                         1999            1999       Pro-forma               March 31,
                                   (unaudited)     (unaudited)    Adjustments     Note           1999
ASSETS

Current assets
Cash and cash equivalents         $   405,948     $         8     $        --             $   405,956

Trade accounts receivable             470,940           7,250              --                 478,190

Restaurant credits                    704,740              --              --                 704,740

Amounts due from related
 parties                            1,403,792              --       1,500,000       5       2,903,792

Prepaid & other assets                268,238          59,053              --                 327,291
                                  -----------     -----------     -----------             -----------
Total current assets                3,253,658          66,311       1,500,000               4,819,969

Non-current assets

Investment in affiliated
 companies                            311,481              --              --                 311,481

Property and equipment                271,654          35,227              --                 306,881

Goodwill, net of amortization       3,630,189              --       6,021,125      2&3      9,651,314

Other intangibles                   1,323,640              --              --               1,323,640

Other assets                          298,194           7,000              --                 305,194
                                  -----------     -----------     -----------             -----------
Total non-current assets            5,835,158          42,227       6,021,125              11,898,510
                                  -----------     -----------     -----------             -----------

TOTAL ASSETS                        9,088,816         108,538       7,521,125              16,718,479
                                  ===========     ===========     ===========             ===========

Transmedia Europe, Inc
Pro-forma Consolidated Balance Sheet
As of March 31, 1999

                                         Company               DBS
                                       March 31,         March 31,                                Pro-Forma
                                            1999              1999        Pro-forma               March 31,
                                             US$               US$      Adjustments                    1999
                                     (unaudited)       (unaudited)              US$     Note            US$
LIABILITIES AND
STOCKHOLDERS' EQUITY

Current liabilities

Bank line of credit                $    301,528      $     37,911      $         --            $    339,439

Trade accounts payable                2,244,472            57,743                --               2,302,215

Deferred income                         543,133                --                --                 543,133

Accrued liabilities                   2,009,790           553,901                --               2,563,691

Amounts due to related parties        2,740,871                --                --               2,740,871

Notes payable                         3,790,000                --                --               3,790,000
                                   ------------      ------------      ------------            ------------
Total current liabilities            11,629,794           649,555                --              12,279,349

Non-current liabilities                  35,070           669,500                --                 704,570

Minority interest                       103,464                --           182,373    2,4&5        285,837
                                   ------------      ------------      ------------            ------------
                                     11,768,328         1,319,055           182,373              13,269,756
                                   ------------      ------------      ------------            ------------
Shareholders' Equity

Convertible preferred stock               5,909                --                --                   5,909

Common stock                                205             5,000            (4,954)    1&2             251

Additional paid-in capital           19,125,695                --         6,038,775      1       25,164,470

Treasury stock                         (517,112)               --                --                (517,112)

Cumulative foreign currency
adjustment                             (293,520)               --                --                (293,520)

Accumulated deficit                 (21,000,689)       (1,215,517)        1,304,931    2,3&4    (20,911,275)
                                   ------------      ------------      ------------            ------------
Total stockholders' equity           (2,679,512)       (1,210,517)        7,338,752               3,448,723
                                   ------------      ------------      ------------            ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                  9,088,816           108,538         7,521,125              16,718,479
                                   ============      ============      ============            ============

Transmedia Europe, Inc
Pro-forma Consolidated Balance Sheet
As of September 30, 1998

                                      Company              DBS
                                    September        September                            Pro-Forma
                                     30, 1998         30, 1998      Pro-forma             September
                                    (audited)        (audited)    Adjustments   Note       30, 1998
ASSETS

Current assets
Cash and cash equivalents         $   747,913     $        --     $        --           $   747,913

Trade accounts receivable             656,859           7,250              --               664,109

Restaurant credits                  1,075,406              --              --             1,075,406
                                  -----------     -----------     -----------           -----------
Amounts due from related
parties                             2,780,234              --       1,500,000    5        4,280,234

Prepaid & other assets                380,440          27,144              --               407,584
                                  -----------     -----------     -----------           -----------
Total current assets                5,640,852          34,394       1,500,000             7,175,246
                                  -----------     -----------     -----------           -----------

Non-current assets

Investment in affiliated
   Companies                          311,756              --              --               311,756

Property and equipment                284,602          40,693              --               325,295

Goodwill, net of amortization       3,686,832              --       6,358,559   2&3      10,045,391

Other intangibles                     989,340              --              --               989,340

Other assets                          155,583           2,500              --               158,083
                                  -----------     -----------     -----------           -----------
Total non-current assets            5,428,113          43,193       6,358,559            11,829,865
                                  -----------     -----------     -----------           -----------

TOTAL ASSETS                       11,068,965          77,587       7,858,559            19,005,111
                                  ===========     ===========     ===========           ===========

Transmedia Europe, Inc
Pro-forma Consolidated Balance Sheet
As of September 30, 1998

                                          Company                 DBS
                                        September           September                                      Pro-Forma
                                         30, 1998            30, 1998           Pro-forma                  September
                                        (audited)           (audited)         Adjustments    Note           30, 1998
LIABILITIES AND
STOCKHOLDERS' EQUITY

Current liabilities

Bank line of credit                  $    516,471        $     22,639        $         --               $    539,110

Trade accounts payable                  2,146,034              51,346                  --                  2,197,380

Deferred income                           721,542                  --                  --                    721,542

Accrued liabilities                     2,062,879             161,415                  --                  2,224,294

Sign-on fees payable                      296,500                  --                  --                    296,500

Amounts due to related parties          2,316,405             545,000                  --                  2,861,405

Notes payable                           4,740,000                  --                  --                  4,740,000
                                     ------------        ------------        ------------               ------------
Total current liabilities              12,799,831             780,400                  --                 13,580,231

Non-current liabilities                    27,676                  --                  --                     27,676

Minority interest                         585,421                  --             436,225    2,4&5         1,021,646
                                     ------------        ------------        ------------               ------------
                                       13,412,928             780,400             436,225                 14,629,553
                                     ------------        ------------        ------------               ------------

Shareholders' Equity

Convertible preferred stock                 5,909                  --                  --                      5,909

Common stock                                  184               5,000              (4,954)    1&2                230

Additional paid-in capital             17,018,781                  --           6,038,775      1          23,057,556

Treasury stock                           (517,112)                 --                  --                   (517,112)

Cumulative foreign currency
adjustment                               (366,808)                 --                  --                   (366,808)

Accumulated deficit                   (18,484,917)           (707,813)          1,388,513    2,3&4       (17,804,217)
                                     ------------        ------------        ------------               ------------
Total stockholders' equity             (2,343,963)           (702,813           7,422,334                  4,375,558
                                     ------------        ------------        ------------               ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                   11,068,965              77,587           7,858,559                 19,005,111
                                     ============        ============        ============               ============

Transmedia Europe, Inc
DBS - Pro-forma adjustments (1)

Note 1: To record the cost of the acquisition of 50% of the common stock of DBS

                                                  September 30,        March 31,
                                                           1998             1999
Common stock (4,589,732 shares at
$0.00001 per share)                                  $       46       $       46
Additional paid-in capital                            6,038,775        6,038,775
                                                     ----------       ----------
Total consideration                                   6,038,821        6,038,821
                                                     ----------       ----------

Journal
Dr Investment in subsidiaries                         6,038,821        6,038,821

Cr Common stock                                              46               46
   Additional paid-in capital                         6,038,775        6,038,775

Note 2: To record goodwill arising on acquisition of DBS

                                                 US$

Net liabilities acquired - June 14, 1999     (1,419,736)
                                             ----------

Company's share (50%)                          (709,868)

Consideration                                 6,038,821
                                             ----------
Goodwill                                      6,748,689
                                             ----------

Journal

Dr Goodwill                                           6,748,689        6,748,689
   Common stock                                           5,000            5,000
   Minority interest (BS)                               709,868          709,868

Cr Investment in subsidiaries                         6,038,821        6,038,821
   Accumulated deficit                                1,424,736        1,424,736

Transmedia Europe, Inc
DBS - Pro-forma adjustments (2)

Note 3: To record amortization of goodwill

                                                    September 30,      March 31,
                                                             1998           1999

Amortization period                    10 years

Amortization charge for period from
March 3, 1999 (date of inception)
through September 30, 1998                               $390,130

Amortization for 6 months to March
31, 1999                                                                $337,434

Journal
Dr Goodwill amortization (P&L)                            390,130        337,434
   Accumulated deficit                                                   390,130

Cr Goodwill amortization (BS)                             390,130        727,564

Note 4: To record minority interest in DBS

Losses                                                    707,813        507,704

Company's share (50%)                                     353,907        253,852

Journal
Dr Minority interest (BS)                                 353,907        607,759

Cr Minority interest (P&L)                                353,907        253,852
   Accumulated deficit                                                   353,907

Note 5: To record $3m contracted capital contribution

Journal
Dr Amounts due from related parties -
    (Transmedia Asia Pacific, Inc.)                     1,500,000      1,500,000

Cr Minority interest (BS)                               1,500,000      1,500,000

Transmedia Europe, Inc
DBS - Pro-forma adjustments (3)

Note 6: Weighted average number of shares

                                                    September 30,      March 31,
                                                             1998           1999

Weighted average. - for period from
March 3, 1998 to September 30, 1998
(211 / 365 days)                                        2,653,242

Shares issued                                                          4,589,732